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                                                                   EXHIBIT 99.3



Unaudited Condensed Consolidated Pro Forma Financial Information

Unaudited condensed consolidated pro forma statements of operations

Notes to unaudited condensed consolidated financial information






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                                 uDate.com, Inc.
                   Unaudited Condensed Consolidated Pro Forma
                              Financial Information

The following unaudited condensed consolidated pro forma financial information (the "pro forma financial information") reflects the acquisition by Anthem Recording West, Inc. ("Anthem") of uDate.com Ltd. ("Limited") in a transaction whereby, for accounting purposes, Limited was treated as the acquirer and Anthem the acquiree (the "Reverse Acquisition"). Anthem was subsequently renamed uDate.com, Inc.

The unaudited condensed consolidated pro forma statements of operations for the eleven-month period ended March 1, 2000 and the four-month period ended June 30, 2000 reflect the Reverse Acquisition, which was consummated on May 23, 2000, as if it had occurred on April 1, 1999.

No pro forma balance sheet has been presented because the actual balance sheet as of June 30, 2000, which includes the effect of the Reverse Acquisition, is included herein.

The following unaudited condensed consolidated pro forma financial information is provided for illustrative purposes only and does not purport to represent what the Company's results of operations actually would have been if the Reverse Acquisition had in fact occurred on such date, or to project the results of operations of the Company for any future period.

The unaudited condensed consolidated pro forma financial information should be read in conjunction with, and is qualified in its entirety by reference to, the audited consolidated financial statements and accompanying notes of uDate.com, Inc. which are included elsewhere herein.


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


UDATE.COM, INC.
UNAUDITED CONDENSED CONSOLIDATED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 1, 2000                                                           UDATE.COM LIMITED    UDATE.COM, INC.

                                                                                            $                  $
Sales                                                                                   195,643               --
Operating expenses
     Selling, general and administrative expenses                                       465,159             42,752

                                                                                     ----------------   -----------------
Total operating expenses                                                                 465,159             42,752

                                                                                     ----------------   -----------------
Net operating loss                                                                      (269,516)           (42,752)

     Interest income                                                                       --                 --
     Interest expense                                                                    1,553                --

                                                                                     ----------------   -----------------
Income before income taxes                                                              (271,069)           (42,752)

Income taxes                                                                               --                 --

                                                                                     ----------------   -----------------
Net loss                                                                                (271,069)           (42,752)
                                                                                     ================   =================


Loss per share, basic                                                                    (0.03)
                                                                                     ================


Weighted average
number of ordinary
shares                                                                                10,711,385
                                                                                     ================




UDATE.COM, INC.
UNAUDITED CONDENSED CONSOLIDATED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 1, 2000                                                            PROFORMA
                                                                                  CONSOLIDATED
                                                                                         $
Sales                                                                                195,643
Operating expenses
     Selling, general and administrative expenses                                    507,911

                                                                                    -------------
Total operating expenses                                                              507,911

                                                                                    -------------
Net operating loss                                                                   (312,268)

     Interest income                                                                    --
     Interest expense                                                                 1,553

                                                                                    -------------
Income before income taxes                                                           (313,821)

Income taxes                                                                            --

                                                                                    -------------
Net loss                                                                             (313,821)
                                                                                    =============


Loss per share, basic                                                                  (0.03)
                                                                                    =============


Weighted average
number of ordinary
shares                                                                              10,711,385
                                                                                    =============


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                                 uDate.com, Inc.
    Notes to Unaudited Condensed Consolidated Pro Forma Financial Information

(1)   Reverse Acquisition

      On May 23, 2000 Anthem acquired uDate.com Ltd. in a transaction accounted for as a reverse acquisition as more fully described in note 6 to the financial statements. Anthem had no operations prior to the acquisition of uDate.com Ltd. Therefore, no goodwill was recorded as part of the acquisition and no goodwill amortization is reflected in the unaudited condensed consolidated pro forma statements of operations.